Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group

Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder Lifecycle Long Range Fund, a series of Scudder Advisor Funds III, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




December 6, 2004                                 /s/Julian Sluyters
                                                 Julian Sluyters
                                                 Chief Executive Officer
                                                 Scudder Lifecycle Long Range
                                                 Fund, a series of Scudder
                                                 Advisor Funds III

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                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group

Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Lifecycle Long Range Fund, a series of Scudder Advisor Funds III, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




December 6, 2004                                 /s/Paul Schubert
                                                 Paul Schubert
                                                 Chief Financial Officer
                                                 Scudder Lifecycle Long Range
                                                 Fund, a series of Scudder
                                                 Advisor Funds III